United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 4, 2014

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869

(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive, P.O Box 805	c/o UTi, Services, Inc.
Road Town, Tortola, VG1110	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA

(Addresses of Principal Executive Offices)

562.552.9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K

Item 1.01. Entry into a Material Definitive Agreement

On March 4, 2014 UTi Worldwide Inc. (the “Company”) entered into (i) an indenture (the “Indenture”) with Wells Fargo Bank, National Association (the “Trustee”), as trustee thereunder, in connection with the previously announced offer and sale of $400,000,000 aggregate principal amount of the Company’s 4.50% Convertible Senior Notes due 2019 (the “Notes”) and (ii) an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of P2 Capital Partners, LLC (“P2”) in connection with the previously announced offer and sale of $175,000,000 aggregate principal amount of the Company’s 7.00% Convertible Preference Shares (the “Convertible Preference Shares”), which Registration Rights Agreement was contemplated by the form of amended and restated registration rights agreement attached as Appendix I to the Share Purchase Agreement dated February 26, 2014, by and between the Company and an affiliate of P2, attached as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2014.

Copies of the Indenture and the Registration Rights Agreement are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference into this Item 1.01.

The Indenture and the Registration Rights Agreement have been included to provide investors and security holders with information regarding the terms thereof and are not intended to provide any factual information about the Company, the Trustee, P2 or their respective subsidiaries or affiliates.

To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2014 under the caption “Agreements Relating to 7.00% Convertible Preference Shares” is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information related to the Indenture and the Notes included or incorporated by reference into Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On March 4, 2014 the Company issued a press release (the “Press Release”) announcing that it has completed both of its previously announced private offerings, which consisted of the offering of the Notes and the offering of the Convertible Preference Shares.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Indenture

4.2	Registration Rights Agreement

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: March 4, 2014	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Chief Legal Officer and Secretary